                                                                EXHIBIT 10.4.8

                                AMENDMENT NO. 2

                                       TO

                               SUPPLY AGREEMENT

                                    BETWEEN

                       DOBSON COMMUNICATIONS CORPORATION

                                      AND

                             NORTHERN TELECOM, INC.

Made as of this 24th day of June 1997, by and between Dobson Communications Corporation (hereinafter referred to as "Buyer"), an Oklahoma corporation with offices at 13439 North Broadway Extension, Suite 200, Oklahoma City, Oklahoma 73114 and Northern Telecom Inc. (hereinafter referred to as "Nortel" or "Seller"), a Delaware corporation, with offices at 2435 N. Central Expressway, Richardson, Texas 75080.

WHEREAS, Buyer and Seller entered into a Supply Agreement dated as of December 6, 1995, as amended December 20, 1995 (the "Agreement"); and

WHEREAS, Buyer and Seller now wish to amend the Agreement to include, among other things, a new, extended Term, a commitment to purchase by Buyer and new Equipment pricing, all as further described herein;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, Buyer and Seller agree to amend the Agreement as follows:

1. Amend Article 1 (DEFINITIONS) as follows, adjusting the numbering sequence in Article 1 accordingly:

    (a)  Add new Section 1.1 as follows:

         "'ADJUNCT PLATFORM' shall mean third party hardware and/or software, onto which Seller has added software in support of the applications listed in Annex 9 hereof ("Value-added Software") and in some cases, integrated such third-party hardware and Value-added Software into a system providing peripheral functionality for the DMS-MTX, all more fully described in Annex 9, 'Adjunct Platforms.'"

    (b) Add the words "during the Initial Term" to the end of Section 1.8 ("INITIAL PURCHASE").

    (c) Delete existing Section 1.21 (Term) and insert the following new definitions in the appropriately numbered sections as determined by their insertion in alphabetical order:

         'EXTENDED TERM' shall mean the period commencing on June 24, 1997 ("Extended Effective Date") and ending four (4) years thereafter.

         "'INITIAL TERM' shall mean the period commencing on the date first set forth above (hereinafter 'Effective Date') and ending on June 23, 1997.

2. Amend Article 2 (SCOPE) by deleting the word "Term" in Section 2.1 and replacing it with "Initial Term and Extended Term."

3. Amend Article 3 (PURCHASE ORDERS) at Section 3.1 by deleting the words "Term of this Agreement, or as it may be extended," in the first sentence and replacing them with "Initial Term and Extended Term."

4.  Amend Article 4 (PRICE) by adding the following to the end of Section 4.1:

    "Buyer understands that it has a firm obligation to purchase/license no less than $30 million net Price (i.e., Price less applicable discounts) of Equipment and/or Software from Seller during the Extended Term ('Commitment')."

5.  Amend Article 5 (PAYMENT) as follows:

    (a) In Section 5.2 add the words "and before the Extended Effective Date" after the date "December 31, 1995."

    (b)  Add a new Section 5.3 as follows:

         "5.3 With respect to Purchase Orders for Equipment that include Installation Services therefor, delivery of which Equipment is taken by Buyer during the Extended Term, Buyer shall pay to Seller the appropriate Price in accordance with the following:

          5.3.1 70% of the Purchase Order Price shall be invoiced by Seller upon shipment of the Switch in the case of a System Installation or, in the case of an Expansion or Cell Site Installation, upon shipment of the major components to the Installation Site. Such payment shall be paid to Seller within thirty (30) days following the date of Seller's invoice therefor.

          5.3.2 20% of the Purchase Order Price shall be invoiced by Seller upon the date of Turnover. Such payment shall be paid to Seller within thirty (30) days following the date of Seller's invoice therefor.

          5.3.3 10% of the Purchase Order Price shall be invoiced by Seller after Acceptance of the Equipment as defined in Article 14 herein. Such payment shall be paid to Seller within thirty
                 (30) days following the date of Seller's invoice therefor."

6. Amend Article 9 (PATENT OR COPYRIGHT INFRINGEMENTS) by adding the following to the single sentence constituting Section 9.4:

    "or, (iii) alleging that method of use claims in such patent are infringed by any service offering and/or by any use by Buyer of Equipment furnished hereunder to make such service offering available."

7. Amend Article 10 (SOFTWARE LICENSE) by adding the words "During the Initial Term" to the beginning of the first sentence of Subsection 10.2.2.

8. Amend Article 16 (REGULATORY COMPLIANCE) at Section 16.1 by adding the following after the words "Effective Date:"

     "for Equipment purchased during the Initial Term and in force on the Extended Effective Date for Equipment purchased during the Extended Term"

9.   Amended Article 17 (CHANGES) by deleting the opening paragraph of Section
     17.5 in its entirety and replacing it with the following:

     "Subject to Section 24.1 herein, for purchases during the Initial Term Buyer understands and agrees that the execution of this Agreement constitutes a firm, non-cancelable Purchase Order for the Initial Purchase set forth in Section 1.0 of Annex 1 and the training courses set forth in
     Section 4.0 of Annex 1. For purchases during the Extended Term Buyer understands that the execution of this Agreement constitutes a firm, non-cancelable Purchase Order for the initial purchase of Equipment and training for the Extended Term ('Extended Term Initial Purchase') as set forth in Section 1.0 and 2.0 of Annex 1A. However for Purchase Orders for Equipment other than the Initial Purchase and Extended Term Initial Purchase, upon written notification to Seller, Buyer may elect to cancel such Purchase Orders prior to shipment of Equipment in accordance with the following:"

10. Amend Article 24 (GENERAL) by inserting the words "or claims for indemnification" after the word "otherwise" in Section 24.6.

11.  Amend Annex 1 (EQUIPMENT AND SERVICES PRICING) as follows:

     (a) Add the word "INITIAL TERM" to the beginning of the title and adjust Annex 1 references in the Table of Contents and in Section 23 of the Agreement accordingly.

     (b) Add the word "Initial" before the word "Term" in the first sentence of the opening paragraph.

     (c)  Add the words "During the Initial Term" to the beginning of Section
          5.2.

12. Add Annex 1A (EXTENDED TERM EQUIPMENT AND SERVICES PRICING) as set out in Schedule "A" of this Amendment.

13. Subject to Buyer executing this Amendment on or before June 30, 1997, Seller hereby agrees to add the following to Annex 1A:

     (a) Add the words "Subject to (b) below" to the beginning of the sentence immediately preceding part (a) of Section 2.2.

     (b)  Add the following words to the end of Section 2.2(b):

          "provided, without charge to Buyer and included as a part of the Extended Term Initial Purchase, Seller shall provide Buyer with an Adept Silver system and MDS 2.09 system as described in Section 4.0 of this Annex 1A."

     (c)  Add the following new Section 4.0 as follows:

          "4.0  ADEPT SILVER AND MDS 2.09 SYSTEMS

          4.1  MDS 20.9 System

          PEC                     Description                             Qty
          ---                     -----------                             ---

     MTX D02AMSACS     ACCOUNTING MEDIAT. COLLECT. S/W MDS 2.0            2511
     MTX D02AMSACSM    ACCOUNTING MEDIAT. COLLECT. S/W MDS 2.0M.FE        2511
     MDS 20BSYB        HP MDS 2.0 SYBASE S/W YEAR FOR ACS                    1
     (Pending)         FAULT MANAGEMENT/PERFORMANCE S/W MDS 3.0*             1
     MDS 220TR         HP MDS 2.0 K220 SERVER                                1
     MDS 221TR         HP MDS 3.0 K220 H/W S/W SUPPORT 0S6 YR1               1
     MDS 102TR         HP MDS 2.0 K220 OPTION A H/W                          1
     MDS 103TR         HP MDS 2.0 K200 OPT H/W SUPPORT 0S6 YR1               1
     MDS 000LC         MDS 2.0 NORTEL INTEGRATION                            1
     MDS 001LC         MDS 2.0 CABLES AND MISC. H/W                          4
     MDS 002LC         MDS 2.0 MAINTENANCE MODEM                             1
     MT 2000LC         E,F&I FOR MDS 2.0                                     1

     *When and if commercially available from Seller.

          4.2  ADEPT Silver System

          PEC                     Description                             Qty
          ---                     -----------                             ---

     MTX A0002         ADEPT SILVER - FIRST PLATFORM                         1
     XE 8885JD         ADEPT HP H/W - DOBSON SWITCH 4                        1
     XE 8884JD         ADEPT 3RD PARTY COMPONENT - SWITCH 4                  1
     XE 8886JD         DEPT E, F&I                                           1"

14. Amended Annex 8 (RF ENGINEERING SERVICES STATEMENT OF WORK) by adding the words "INITIAL TERM" to the title and the words "during the Initial Term" after the words "design analysis and system verification" in the first sentence.

15.  Add a new Annex 8A (EXTENDED TERM RF ENGINEERING SERVICES STATEMENT OF
     WORK) as set out in Schedule "B" of this Amendment.

16. Add a new Annex 9 ("ADJUNCT PLATFORMS") as set out in Schedule "C" of this Amendment.

17. Add the appropriate Annex listings for new Annexes 8A and 9 to the Table of Contents and Section 23 (ANNEXES), respectively.

18. Except as specifically modified by Amendment No. 1 and this Amendment No. 2, the Agreement in all other respects shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their duly authorized representatives effective as of the date first set forth above.

DOBSON COMMUNICATIONS INC.             NORTHERN TELECOM INC.,


By: /s/ G. Edward Evans                By: /s/ Douglas Patterson
   -------------------------------        --------------------------------
           G. Edward Evans                     Douglas Patterson
   -------------------------------        --------------------------------
         Type or Print Name                      Type or Print Name

Title: President                       Title:  VP Finance
      ----------------------------            ----------------------------

Date:  6/24/97                         Date:  6/27/97
      ----------------------------          ------------------------------

                                 SCHEDULE A
                          TO AMENDMENT NO. 2 OF
                        SUPPLY AGREEMENT BETWEEN
                    DOBSON COMMUNICATIONS CORPORATION
                        AND NORTHERN TELECOM INC.

                                 ANNEX 1A

                 EXTENDED TERM EQUIPMENT AND SERVICES
                                PRICING


During the Extended Term, Seller may, at its discretion, implement changes to the Equipment, modify the drawings and Specifications relating thereto, or substitute Equipment of more recent design; provided, however, that any such changes, modifications or substitutions shall not materially and adversely affect performance of the System. Unless otherwise specifically stated, Services are not included in Equipment List Prices.

Buyer shall take delivery of the Extended Term Initial Purchase within eighteen (18) months of the Extended Effective Date.

During the Extended Term, for 800 MHz AMPS/TDMA Equipment available to Seller's customers as of the Extended Effective Date other than the Equipment included in the Extended Term Initial Purchase ("Extended Term Additional Equipment"), Prices shall be Seller's then-current List Prices for DMS-MTX products less the applicable discounts set out in Section 3.2 of this Annex.

1.0  EXTENDED TERM INITIAL PURCHASE

     The Equipment configurations set out in this Section 1.0 assume that Buyer is providing sufficient floor space for the described Equipment. Additional Equipment and/or Installation may be required at Buyer's expense in the event Buyer fails to provide such floor space.

     Seller shall provide, and Buyer shall purchase for its technicians, the training courses listed in Subsections 1.1.1.4 and 1.2.1.3 below. All training is conducted at Seller's facilities in Richardson, Texas. Tuition rates listed below are exclusive of travel, lodging and per diem expenses, which shall be for Buyer's account. Course content is subject to change at Seller's discretion.

1.1       MARYLAND RSA 2- (Moving Existing Catocin Site MTX)

1.1.1     Switch Upgrade and Training

1.1.1.1   Switch Equipment Upgrade

                                                        LIST           EXTENDED
             DESCRIPTION                      QTY      PRICE            PRICE
DTC XPM+Upgrade NTMX77AA Processor             2       $39,700         $79,400
DTC XPM+Upgrade NTMX71AA Paddle Board          2        $2,500          $5,000
MCAM Cabinet                                   1       $29,472         $29,472
MEDP Cabinet                                   2       $25,717         $51,434
EDSPM Shelf NTAX7604                           3       $20,000         $60,000
NTEX93AA EDSP Cards                            16      $32,000        $512,000
NTAX80AA Controller Cards                      11       $2,520         $27,720
NT2X70AF Power Converter Cards                 11       $3,255         $35,805
CAP processor NTAX74AA - Spares                1       $59,600         $59,600
Time Switch NTAX78AA - Spares                  1        $8,400          $8,400
ISDN Signal Processor NTBX01CA - Spares        1       $24,000         $24,000
                                                       Switch Upgrade Subtotal      $892,831

1.1.1.2  Switch Equipment Expansion

                                                        LIST           EXTENDED
             DESCRIPTION                      QTY      PRICE            PRICE
MCTM-1 Cabinet ICP metro w/ICP Packfill        4      $310,000      $1,240,000
240 Port ICP Packfill w/Digital metro Proc     2      $257,625        $515,250
ICP METRO Processor-Digital                 Included
480 Port DTC Packfill                          1      $204,528        $204,528
                                                      Capacity Expansion Subtotal   $1,959,778
                                                                         DISCOUNT  ($1,141,004)

1.1.1.3  Switch Software (1997 Fee)

                                               QTY       LIST           EXTENDED
             DESCRIPTION                      (SUBS)     PRICE           PRICE
MTX-06 Base Load & 97 S/W Release License
  Fee                                         29,600    $6/SUB          Included
ANSI ISUP TR-317                             Included  Included         Included
DCCH Sleep Mode                              Included  Included         Included
DCCH PSID/RSID                               Included  Included         Included
Group Ringing                                Included  Included         Included
Software Application fee                       1       $25,000          Included
                                                       1997 Annual Software Fee      Included

1.1.1.4  Nortel Switch E, F&I

                                                        LIST      EXTENDED
DESCRIPTION                                     QTY     PRICE      PRICE
Cabinet Expansion                                 5    $12,534    $62,670
Cabinet De-commissioning                         10    $ 1,200    $12,000
Freight                                          22    $   504    $11,088
Cabinet De-commissioning                         10    $ 4,800    $48,000
Move Misc. Equip. (MAP, modems, etc.)            40    $   120    $ 4,800
Cutover assistance to new MTX in Frederick       80    $   120    $ 9,600
MEDP Expansion                                    2    $ 7,704    $15,408
                                                                  Subtotal     $163,566

1.1.1.5  Training

                                                        LIST      EXTENDED
DESCRIPTION                                     QTY     PRICE      PRICE
MTX Maintenance                                   4    $ 6,000    $24,000
Translations                                      4    $ 2,000    $ 8,000
Networking                                        4    $ 2,250    $ 9,000
Introduction to MTX MAP #925                      4    $ 1,200    $ 4,800
                                                                  Subtotal  $    45,800
                                            TOTAL MD2 SWITCH UPGRADE PRICE  $ 1,920,931
                                                        STRATEGIC DISCOUNT  $(1,711,565)
                                        NET TOTAL MDS SWITCH UPGRADE PRICE  $   209,366

1.1.2  Maryland RSA 2 - Cell Site Equipment

                                                        LIST      EXTENDED
DESCRIPTION                                     QTY     PRICE      PRICE
WYE MILLS
  96 CH. 120 SECT/ICRM+/ATC                       1    $492,752   $492,752
  Dual Mode Radio Unit Monitor                    1    $  7,150   $  7,150
  Small RF/CE Frame Power and Ground              1    $  5,935   $  5,935
                                                                  Subtotal  $   505,837

OCEAN PINES
  96 CH. 120 SECT/ICRM+/ATC                       1    $492,752   $492,752
  Dual Mode Radio Unit Monitor                    1    $  7,150   $  7,150
  Small RF/CE Frame Power and Ground              1    $  5,935   $  5,935
                                                                  Subtotal  $   505,837

SALISBURY
  64 CH. 120 SECT/ICRM+/ATC                       1    $344,150   $344,150
  Dual Mode Radio Unit Monitor                    1    $  7,150   $  7,150
  Small RF/CE Frame Power and Ground              1    $  4,125   $  4,125
                                                                  Subtotal  $   355,425

CAMBRIDGE
  64 CH. 120 SECT/ICRM+/ATC                       1    $344,150   $344,150
  Dual Mode Radio Unit Monitor                    1    $  7,150   $  7,150
  Small RF/CE Frame Power and Ground              1    $  4,125   $  4,125
                                                                  Subtotal  $   355,425

PRINCE FREDERICK
  48 CH. 120 SECT/ICRM+/ATC                       1    $276,942   $276,942
  Dual Mode Radio Unit Monitor                    1    $  7,150   $  7,150
  Small RF/CE Frame Power and Ground              1    $  3,220   $  3,220
                                                                  Subtotal  $   287,312

                                                        LIST      EXTENDED
DESCRIPTION                                     QTY     PRICE      PRICE
LEONARDTOWN
  48 CH. 120 SECT/ICRM+/ATC                       1    $276,942   $276,942
  Dual Mode Radio Unit Monitor                    1    $  7,150   $  7,150
  Small RF/CE Frame Power and Ground              1    $  3,220   $  3,220
                                                                  Subtotal  $   287,312

SNOW HILL
  24 CH. OMNI/ICRM+/ATC                           1    $148,305   $148,305
  Dual Mode Radio Unit Monitor                    1    $  7,150   $  7,150
  Small RF/CE Frame Power and Ground              1    $  2,315   $  2,315
                                                                  Subtotal  $   157,770

PRINCESS ANNE
  48 CH. 120 SECT/ICRM+/ATC                       1    $276,942   $276,942
  Dual Mode Radio Unit Monitor                    1    $  7,150   $  7,150
  Small RF/CE Frame Power and Ground              1    $  3,220   $  3,220
                                                                  Subtotal  $   287,312

CRUMPTON
  48 CH. 120 SECT/ICRM+/ATC                       1    $276,942   $276,942
  Dual Mode Radio Unit Monitor                    1    $  7,150   $  7,150
  Small RF/CE Frame Power and Ground              1    $  3,220   $  3,220
                                                                  Subtotal  $   287,312

CALVERT CLIFFS
  48 CH. 120 SECT/ICRM+/ATC                       1    $276,942   $276,942
  Dual Mode Radio Unit Monitor                    1    $  7,150   $  7,150
  Small RF/CE Frame Power and Ground              1    $  3,220   $  3,220
                                                                  Subtotal  $   287,312

LEXINGTON PARK
  48 CH. 120 SECT/ICRM+/ATC                       1    $276,942   $276,942
  Dual Mode Radio Unit Monitor                    1    $  7,150   $  7,150
  Small RF/CE Frame Power and Ground              1    $  3,220   $  3,220
                                                                  Subtotal  $   287,312

POCOMOKE CITY
  24 CH. OMNI/ICRM+/ATC                           1    $148,305   $148,305
  Dual Mode Radio Unit Monitor                    1    $  7,150   $  7,150
  Small RF/CE Frame Power and Ground              1    $  2,315   $  2,315
                                                                  Subtotal  $   157,770

EASTON
  64 CH. 120 SECT/ICRM+/ATC                       1    $344,150   $344,150
  Dual Mode Radio Unit Monitor                    1    $  7,150   $  7,150
  Small RF/CE Frame Power and Ground              1    $  4,125   $  4,125
                                                                  Subtotal  $   355,425

KENT ISLAND
  64 CH. 120 SECT/ICRM+/ATC                       1    $344,150   $344,150
  Dual Mode Radio Unit Monitor                    1    $  7,150   $  7,150
  Small RF/CE Frame Power and Ground              1    $  4,125   $  4,125
                                                                  Subtotal  $   355,425

OCEAN CITY NORTH
  32 CH. 120 SECT/ICRM+/ATC                       1    $214,312   $214,312
  Dual Mode Radio Unit Monitor                    1    $  7,150   $  7,150
  Small RF/CE Frame Power and Ground              1    $  2,315   $  2,315
                                                                  Subtotal  $   223,777

OCEAN CITY SOUTH
  24 CH. OMNI/ICRM+/ATC                           1    $148,305   $148,305
  Dual Mode Radio Unit Monitor                    1    $  7,150   $  7,150
  Small RF/CE Frame Power and Ground              1    $  2,315   $  2,315
                                                                  Subtotal  $   157,770

                                                              UNIT        EXTENDED
              DESCRIPTION                         QTY         PRICE         PRICE
MUTUAL BAMS
    48 CH. 120 SECT/ICRM+/ATC                       1        $276,942      $276,942
    Dual Mode Radio Unit Monitor                    1          $7,150        $7,150
    Small RF/CE Frame Power and Ground              1          $3,220        $3,220
                                                                           Subtotal          $287,312

OC INLET
    32 CH. OMNI/ICRM+/ATC                           1        $168,527      $168,527
    Dual Mode Radio Unit Monitor                    1          $7,150        $7,150
    Small RF/CE Frame Power and Ground              1          $2,315        $2,315
                                                                           Subtotal          $177,992

DENTON CITY
    24 CH. OMNI/ICRM+/ATC                           1        $148,305      $148,305
    Dual Mode Radio Unit Monitor                    1          $7,150        $7,150
    Small RF/CE Frame Power and Ground              1          $2,135        $2,135
                                                                           Subtotal          $157,770

FEDERALSBURG
    24 CH. OMNI/ICRM+/ATC                           1        $148,305      $148,305
    Dual Mode Radio Unit Monitor                    1          $7,150        $7,150
    Small RF/CE Frame Power and Ground              1          $2,315        $2,315
                                                                           Subtotal          $157,770

WICIMICO PARK
    48 CH. 120 SECT/ICRM+/ATC                       1        $276,942      $276,942
    Dual Mode Radio Unit Monitor                    1          $7,150        $7,150
    Small RF/CE Frame Power and Ground              1          $3,220        $3,220
                                                                           Subtotal          $287,312

QUEENSTOWN
    64 CH. 120 SECT/ICRM+/ATC                       1        $344,150      $344,150
    Dual Mode Radio Unit Monitor                    1          $7,150        $7,150
    Small RF/CE Frame Power and Ground              1          $4,125        $4,125
                                                                           Subtotal          $355,425

GROWTH CELL SITES
    16 CH. OMNI/ICRM+/ATC w/Radios                 11        $293,419    $3,227,609
    (TRUII/SCLPA) DCCH and DLCR                   104         $10,500    $1,092,000        $4,319,609

RADIOS:
    (TRU-2/SCLPA) ACCH and ALCR                   112         $10,500    $1,176,000
    Dual Mode Radios (TRU-2 and SCLPA)s           671         $10,500    $7,045,500
                                                                           Subtotal        $8,221,500

              SPARES
    Cell Site Spares Kit (ICRM/DRU)                 2         $54,974      $109,948          $109,948

                                                       Cell Site Equipment Subtotal       $17,836,971

                                                                           DISCOUNT       $(6,985,288)
                                                        New Growth Incentive Credit       $(4,319,609)

                                                              UNIT        EXTENDED
              DESCRIPTION                         QTY         PRICE         PRICE
NORTEL CELL SITE E, F&I:
    Engineering                                    22            $450        $9,900
    Install & Commission 24/32 OMNI Cell Site       6         $15,912       $95,472
    Install & Commission 24/48 SECT Cell Site       9         $29,520      $265,680
    Install & Commission 64 SECT Cell Site          5         $35,424      $177,120
    Install & Commission 96 SECT Cell Site          2         $41,328       $82,656
                                                                           Subtotal          $630,828

1.1.3   RF Engineering Services

    RF Design Evaluation                           22          $6,903      Included
    RF Frequency Planning                          22          $1,420      Included

                                                 MARYLAND RSA 2 NET CELL SITE PRICE        $8,254,902

1.2     FREDERICK SWITCH  -  (PA 10, Hagerstown, Cumberland and Maryland 3)

1.2.1   Switch Equipment and Training

1.2.1.1 Switch Equipment

                                                              UNIT        EXTENDED
              DESCRIPTION                         QTY         PRICE         PRICE
MUTUAL BAMS
    SuperNode SE Core Cabinet                       1      $1,112,109    $1,112,109
    MCAM Cabinet                                    1        $112,779      $112,779
    MCGM Cabinet                                    2         $75,695      $151,390
    MCTM-I Cabinet                                  2         $45,294       $90,588
    240 Port ICP Packfill for ENET                  3        $160,500      $481,500
    240 Port ICP Packfill for Digital               3        $113,196      $339,588
    480 Port DTC Packfill                           1        $204,528      $204,528
    MEDP Cabinet                                    1         $25,277       $25,277
    EDSPM Shelf NTAX7604                            3         $20,000       $60,000
    NTEX93AA EDSP Cards                             5         $32,000      $160,000
    NTAX80AA Controller Cards                       5          $2,520       $12,600
    NT2X70AF Power Converter Cards                  7          $3,255       $22,785
    NT9X14EA 96M Cards                              4         $99,456      $397,824
    Turbolink Kit                                   1          $4,239        $4,239
    SuperNode SE Spares w/Cabinet                  LOT       $613,412      $613,412
    SS7 Link Interface Units (V.35)                 3         $13,352       $40,056
    Multiprotocol Controller CP                     3          $3,150        $9,450
    X.25 Network Links NT6X91BB                     2          $3,150        $6,300
    I/O Control Cards                               2            $580        $1,160
    Supermode MAP Equipment w/Furniture             1         $32,215       $32,215
                                                                           Subtotal        $2,877,800
                                                                           DISCOUNT       ($1,551,120)

1.2.1.2  Switch Software (1997)

                                                 QTY      LIST      EXTENDED
           DESCRIPTION                          (SUBS)    PRICE      PRICE
MTX-04/06 Base Load & 97 S/W Release
  License Fee                                   30,000    $6/Sub    Included
ANSI ISUP TR-317                               Included  Included   Included
DCCH Sleep Mode                                Included  Included   Included
DCCH PSID/RSID                                 Included  Included   Included
Group Ringing                                  Included  Included   Included
Calling Line ID                                Included  Included   Included
RDIO Remote Radio I/F Price per Radio          Included  Included   Included
Software Application Fee                           1      $25,000   Included
                                                    1997 Annual Software Fee      Included

1.2.1.3  Nortel Switch E, F&I

                                                          LIST      EXTENDED
           DESCRIPTION                           QTY      PRICE      PRICE
New Switch Install & Commission                  LOT     $166,432   $166,432      $166,432

1.2.1.4.  Training

                                                          LIST      EXTENDED
           DESCRIPTION                           QTY      PRICE      PRICE
MTX Maintenance                                   4       $6,000     $24,000
Transalations                                     4       $2,000     $ 8,000
Networking                                        4       $2,250     $ 9,000
Introduction to MTX MAP #925                      4       $1,200     $ 4,800
                                                                    Subtotal       $45,800
                                                         NEW SWITCH DISCOUNT   ($1,809,000)

                                            NEW TOTAL FREDERICK SWITCH PRICE      $729,912

1.2.2   Cell Site Equipment Upgrade - (PA 10, Hagerstown, Cumberland and
        Maryland 3)

1.2.2.1 Cell Site Equipment

                                                          UNIT      EXTENDED
           DESCRIPTION                           QTY      PRICE      PRICE
EVERETT
  16 CH. RCMI OMNI to ICRM+ OMNI UPGRADE          1      $80,577     $80,577
  Digital CSM (NT3P70BC)                          1       $4,975      $4,975
  Dual Mode Radio Unit Monitor                    1       $7,150      $7,150
  CE Bay ATC Upgrade                              1         $695        $695
  8 CH. ATC retrofit                              1      $11,000     $11,000
  8 CH. ATC retrofit expansion                    1      $11,000     $11,000
  NT330BD RF Frame PA to ATC Cable               16         $110      $1,760
  (TRU-2/SCLPA) DCCH, ACCH, DLCR, ALCR            4      $10,500     $42,000
  DualMode Voice Radios (TRU-2 and SCLPA)s        9      $10,500     $94,500
                                                                    Subtotal      $253,657

                                                          UNIT      EXTENDED
           DESCRIPTION                           QTY      PRICE      PRICE
SIDELING HILL
  16. CH.RCMI OMNI to ICRM+ OMNI UPGRADE          1      $80,577     $80,577
  Digital CSM (NT3P70BC)                          1       $4,975      $4,975
  Dual Mode Radio Unit Monitor                    1       $7,150      $7,150
  CE Bay ATC Upgrade                              1         $695        $695
  8 CH. ATC retrofit                              1      $11,000     $11,000
  8 CH. ATC retrofit expansion                    1      $11,000     $11,000
  NT330BD RF Frame PA to ATC Cable               16         $110      $1,760
  (TRU-2/SCLPA) DCCH, ACCH, DLCR, ALCR            4      $10,500     $42,000
  DualMode Voice Radios (TRU-2 and SCLPA)s        7      $10,500     $73,500
                                                                    Subtotal      $232,657

KINTON KNOB
  16 CH.RCMI OMNI to ICRM+ OMNI UPGRADE           1      $80,577     $80,577
  Digital CSM (NT3P70BC)                          1       $4,975      $4,975
  Dual Mode Radio Unit Monitor                    1       $7,150      $7,150
  CE Bay ATC Upgrade                              1         $695        $695
  8 CH. ATC retrofit                              1      $11,000     $11,000
  8 CH. ATC retrofit expansion                    1      $11,000     $11,000
  NT330BD RF Frame PA to ATC Cable               16         $110      $1,760
  (TRU-2/SCLPA) DCCH, ACCH, DLCR, ALCR            4      $10,500     $42,000
  DualMode Voice Radios (TRU-2 and SCLPA)s       10      $10,500    $105,000
                                                                    Subtotal      $264,157

CATOCIN
  48 CH.RCMI SECT to ICRM+ SECT UPGRADE           1     $110,610    $110,610
  48-64 CH. SECT Expansion                        1      $36,599     $36,599
  Digital CSM (NT3P70BC)                          1       $4,975      $4,975
  Dual Mode Radio Unit Monitor                    1       $7,150      $7,150
  CE Bay ATC Upgrade                              1         $695        $695
  8 CH. ATC retrofit                              3      $11,000     $33,000
  8 CH. ATC retrofit expansion                    3      $11,000     $33,000
  NT330BD RF Frame PA to ATC Cable               48         $110      $5,280
  (TRU-2/SCLPA) DCCH, ACCH, DLCR, ALCR           12      $10,500    $126,000
  DualMode Voice Radios (TRU-2 and SCLPA)s       38      $10,500    $399,000
                                                                    Subtotal      $756,309

MONROVIA
  16 CH. RCMI OMNI to ICRM+ OMNI UPGRADE          1      $80,577     $80,577
  16-32 CH. OMNI Expansion                        1      $56,661     $56,661
  Digital CSM (NT3P70BC)                          1       $4,975      $4,975
  Dual Mode Radio Unit Monitor                    1       $7,150      $7,150
  CE Bay ATC Upgrade                              1         $695        $695
  8 CH. ATC retrofit                              1      $11,000     $11,000
  8 CH. ATC retrofit expansion                    1      $11,000     $11,000
  NT330BD RF Frame PA to ATC Cable               16         $110      $1,760
  (TRU-2/SCLPA) DCCH, ACCH, DLCR, ALCR            4      $10,500     $42,000
  DualMode Voice Radios (TRU-2 and SCLPA)s       15      $10,500    $157,500
                                                                    Subtotal      $373,318

                                                          UNIT      EXTENDED
           DESCRIPTION                           QTY      PRICE      PRICE
THURMONT
  16 CH. RCMI OMNI to ICRM+ OMNI UPGRADE          1      $80,577     $80,577
  Digital CSM (NT3P70BC)                          1       $4,975      $4,975
  Dual Mode Radio Unit Monitor                    1       $7,150      $7,150
  CE Bay ATC Upgrade                              1         $695        $695
  8 CH. ATC retrofit                              1      $11,000     $11,000
  8 CH. ATC retrofit expansion                    1      $11,000     $11,000
  NT330BD RF Frame PA to ATC Cable               16         $110      $1,760
  (TRU-2/SCLPA) DCCH, ACCH, DLCR, ALCR            4      $10,500     $42,000
  DualMode Voice Radios (TRU-2 and SCLPA)s       10      $10,500    $105,000
                                                                    Subtotal      $264,157

BRUNSWICK
  16-32 CH. OMNI Expansion                        1      $56,661     $56,661
  Digital CSM (NT3P70BC)                          1       $4,975      $4,975
  Dual Mode Radio Unit Monitor                    1       $7,150      $7,150
  CE Bay ATC Upgrade                              1         $695        $695
  8 CH. ATC retrofit                              1      $11,000     $11,000
  8 CH. ATC retrofit expansion                    1      $11,000     $11,000
  NT330BD RF Frame PA to ATC Cable               32         $110      $3,520
  (TRU-2/SCLPA) DCCH, ACCH, DLCR, ALCR            4      $10,500     $42,000
  DualMode Voice Radios (TRU-2 and SCLPA)s       14      $10,500    $147,000
                                                                    Subtotal      $284,001

FREDERICK
  48 CH. RCMI SECT to ICRM+ SECT UPGRADE          1     $110,610    $110,610
  48-64 CH. SECT Expansion                        1      $36,599     $36,599
  Digital CSM (NT3P70BC)                          1       $4,975      $4,975
  Dual Mode Radio Unit Monitor                    1       $7,150      $7,150
  CE Bay ATC Upgrade                              1         $695        $695
  8 CH. ATC retrofit                              3      $11,000     $33,000
  8 CH. ATC retrofit expansion                    3      $11,000     $33,000
  NT330BD RF Frame PA to ATC Cable               48         $110      $5,280
  (TRU-2/SCLPA) DCCH, ACCH, DLCR, ALCR           12      $10,500    $126,000
  DualMode Voice Radios (TRU-2 and SCLPA)s       44      $10,500    $462,000
                                                                    Subtotal      $819,309

URBANA
  16-32 CH OMNI Upgrade                           1      $56,661     $56,661
  Digital CSM (NT3P70BC)                          1       $4,975      $4,975
  NTFM22CA 16CH. RF OMNI ATC FRAME                1      $49,000     $49,000
  Dual Mode Radio Unit Monitor                    1       $7,150      $7,150
  CE Bay ATC Upgrade                              1         $695        $695
  8 CH. ATC retrofit                              1      $11,000     $11,000
  8 CH. ATC retrofit expansion                    1      $11,000     $11,000
  NT330BD RF Frame PA to ATC Cable               16         $110      $1,760
  (TRU-2/SCLPA) DCCH, ACCH, DLCR, ALCR            4      $10,500     $42,000
  DualMode Voice Radios (TRU-2 and SCLPA)s       15      $10,500    $157,500
                                                                    Subtotal      $292,741

                                                          UNIT      EXTENDED
           DESCRIPTION                           QTY      PRICE      PRICE
FUNKSTOWN
  16 CH.RCMI OMNI to ICRM+ OMNI UPGRADE           1      $80,577     $80,577
  16-32 CH. OMNI Upgrade                          1      $56,661     $56,661
  Digital CSM (NT3P70BC)                          1       $4,975      $4,975
  Dual Mode Radio Unit Monitor                    1       $7,150      $7,150
  CE Bay ATC Upgrade                              1         $695        $695
  8 CH. ATC retrofit                              1      $11,000     $11,000
  8 CH. ATC retrofit expansion                    1      $11,000     $11,000
  NT330BD RF Frame PA to ATC Cable               16         $110      $1,760
  (TRU-2/SCLPA) DCCH, ACCH, DLCR, ALCR            4      $10,500     $42,000
  DualMode Voice Radios (TRU-2 and SCLPA)s       15      $10,500    $157,500
                                                                    Subtotal      $373,318

170 EAST/HUYETT
  48 CH.RCMI SECT to ICRM+ SECT UPGRADE           1     $110,610    $110,610
  48-64 CH. SECT Expansion                        1      $36,599     $36,599
  Digital CSM (NT3P70BC)                          1       $4,975      $4,975
  Dual Mode Radio Unit Monitor                    1       $7,150      $7,150
  CE Bay ATC Upgrade                              1         $695        $695
  8 CH. ATC retrofit                              2      $11,000     $22,000
  8 CH. ATC retrofit expansion                    2      $11,000     $22,000
  NT330BD RF Frame PA to ATC Cable               48         $110      $5,280
  (TRU-2/SCLPA) DCCH, ACCH, DLCR, ALCR           12      $10,500    $126,000
  DualMode Voice Radios (TRU-2 and SCLPA)s       25      $10,500    $262,500
                                                                    Subtotal      $597,809

MARTAIN MTN/CLEARSPRING
  16 CH.RCMI OMNI to ICRM+ OMNI UPGRADE           1      $80,577     $80,577
  Digital CSM (NT3P70BC)                          1       $4,975      $4,975
  Dual Mode Radio Unit Monitor                    1       $7,150      $7,150
  CE Bay ATC Upgrade                              1         $695        $695
  8 CH. ATC retrofit                              1      $11,000     $11,000
  8 CH. ATC retrofit expansion                    1      $11,000     $11,000
  NT330BD RF Frame PA to ATC Cable               16         $110      $1,760
  (TRU-2/SCLPA) DCCH, ACCH, DLCR, ALCR            4      $10,500     $42,000
  DualMode Voice Radios (TRU-2 and SCLPA)s        8      $10,500     $84,000
                                                                    Subtotal      $243,157

QUARRY
  32 CH.RCMI OMNI to ICRM OMNI UPGRADE            1      $93,295     $93,295
  32-48 CH. OMNI Expansion                        1      $56,716     $56,716
  Digital CSM (NT3P70BC)                          1       $4,975      $4,975
  Dual Mode Radio Unit Monitor                    1       $7,150      $7,150
  CE Bay ATC Upgrade                              1         $695        $695
  8 CH. ATC retrofit                              2      $11,000     $22,000
  8 CH. ATC retrofit expansion                    1      $11,000     $11,000
  NT330BD RF Frame PA to ATC Cable               32         $110      $3,520
  (TRU-2/SCLPA) DCCH, ACCH, DLCR, ALCR            4      $10,500     $42,000
  DualMode Voice Radios (TRU-2 and SCLPA)s       29      $10,500    $304,500
                                                                    Subtotal      $545,851

                                                            UNIT     EXTENDED
                     DESCRIPTION                 QTY       PRICE      PRICE
HAYSTACK
   Digital CSM (NT3P70BC)                          1       $4,975      $4,975
   Dual Mode Radio Unit Monitor                    1       $7,150      $7,150
   CE Bay ATC Upgrade                              1         $695        $695
   8 CH. ATC retrofit                              1      $11,000     $11,000
   8 CH. ATC retrofit expansion                    1      $11,000     $11,000
   NT330BD RF Frame PA to ATC Cable               16         $110      $1,760
   (TRU-2/SCLPA) DCCH,ACCH,DLCR,ALCR               4      $10,500     $42,000
   DualMode Voice Radios (TRU-2 and SCLPA)s        7      $10,500     $73,500
                                                                     Subtotal    $152,080

WARFORDSBURG/HAGERSTOWN
   Digital CSM (NT3P70BC)                          1       $4,975      $4,975
   Dual Mode Radio Unit Monitor                    1       $7,150      $7,150
   (TRU-2/SCLPA) DCCH,ACCH,DLCR,ALCR               4      $10,500     $42,000
   DualMode Voice Radios (TRU-2 and SCLPA)s       15      $10,500    $157,500
                                                                     Subtotal    $211,625

NEW MARKET
   Digital CSM (NT3P70BC)                          1       $4,975      $4,975
   Dual Mode Radio Unit Monitor                    1       $7,150      $7,150
   SMALL RF/CE FRAME POWER & GROUND                1       $2,315      $2,315
   (TRU-2/SCLPA) DCCH,ACCH,DLCR,ALCR               4      $10,500     $42,000
   DualMode Voice Radios (TRU-2 and SCLPA)s       15      $10,500    $157,500
                                                                     Subtotal    $213,940

BUCKEYESTOWN
   Digital CSM (NT3P70BC)                          1       $4,975      $4,975
   Dual Mode Radio Unit Monitor                    1       $7,150      $7,150
   SMALL RF/CE FRAME POWER & GROUND                1       $2,315      $2,315
   (TRU-2/SCLPA) DCCH,ACCH,DLCR,ALCR               4      $10,500     $42,000
   DualMode Voice Radios (TRU-2 and SCLPA)s       14      $10,500    $147,500
                                                                     Subtotal    $203,440

EMMITSBURG
   Digital CSM (NT3P70BC)                          1       $4,975      $4,975
   Dual Mode Radio Unit Monitor                    1       $7,150      $7,150
   SMALL RF/CE FRAME POWER & GROUND                1       $1,410      $1,410
   (TRU-2/SCLPA) DCCH,ACCH,DLCR,ALCR               4      $10,500     $42,000
   DualMode Voice Radios (TRU-2 and SCLPA)s        4      $10,500     $42,000
                                                                     Subtotal     $97,535

SIDELING SOUTH
   Digital CSM (NT3P70BC)                          1       $4,975      $4,975
   Dual Mode Radio Unit Monitor                    1       $7,150      $7,150
   SMALL RF/CE FRAME POWER & GROUND                1       $2,315      $2,315
   (TRU-2/SCLPA) DCCH,ACCH,DLCR,ALCR               4      $10,500     $42,000
   DualMode Voice Radios (TRU-2 and SCLPA)s       15      $10,500    $157,500
                                                                     Subtotal      $213,940

BOONSBORO
   Digital CSM (NT3P70BC)                          1       $4,975      $4,975
   Dual Mode Radio Unit Monitor                    1       $7,150      $7,150
   SMALL RF/CE FRAME POWER & GROUND                1       $1,410      $1,410
   (TRU-2/SCLPA) DCCH,ACCH,DLCR,ALCR               4      $10,500     $42,000
   DualMode Voice Radios (TRU-2 and SCLPA)s       14      $10,500    $147,000
                                                                     Subtotal      $202,535

                                     A-11

1.2.2.2 Installed Base Radio Credit

                                                            UNIT     EXTENDED
                     DESCRIPTION                 QTY       PRICE      PRICE
   Installed Base DRU(s) Credited                (49)    ($10,500)  ($514,500)   ($514,500)

1.2.2.3 Spares

                                                            UNIT     EXTENDED
                     DESCRIPTION                 QTY       PRICE      PRICE
   Cell Site Spares Kit(ICRM/DRU)                  2      $54,974    $109,948      $109,948

                                                 Cell Site Equipment Subtotal    $6,705,484
                                                                     DISCOUNT   ($2,984,393)

1.2.2.4 Nortel Cell Site E, F&I

                                                            UNIT     EXTENDED
                     DESCRIPTION                 QTY       PRICE      PRICE
   EF&I RCMI updates                              11       $2,160     $23,760
   EF&I DCSM and DRUM                             20       $4,320     $86,400
   RF Frame I&C                                    8       $5,304     $42,432
   ATC Retrofit                                   33         $480     $15,840
   RF Frame I&C                                   14       $5,304     $74,256
                                                                     Subtotal     $242,688

   * Total EF&I to do all listed work at one time.

1.2.2.5 RF Engineering Services

   RF Design Evaluation                           20       $6,903    Included
   FR Frequency Planning                          20       $1,420    Included

                                   MARYLAND RSA 3 NET CELL SITE UPGRADE PRICE    $3,449,279

1.3  RF SERVICES

     Seller shall provide the RF design evaluation and frequency planning Services included in the Price for Maryland RSA 2 and Maryland RSA 3 in Subsections 1.1.3 and 1.2.2.5, respectively, of this Annex 1A in accordance with the statement of work set out in Annex 8A of this Agreement.

1.4  P-3 TRADE-IN CREDITS

     Seller hereby agrees to grant a purchase credit in the amount of $750 to Buyer for each P-3 radio unit it trades-in to Seller during the Extended Term; provided, as follows:

       (a) Each trade-in credit may be applied only against the purchase Price of one TRU-2 and SCLPA radio unit ("TRU-2 Unit") and only one credit may be applied against the purchase Price of each such TRU-2 Unit;

       (b) Buyer shall replace each P-3 (de-installed hereunder and traded-in to Seller) with a TRU-2 Unit; and,

       (c) Seller shall de-install each applicable P-3 prior to the applicable Turnover of the TRU-2 Unit replacing it.

       Seller shall remove such de-installed P-3(s) in accordance with the applicable project schedule. Buyer warrants that title to such de-installed equipment shall be free and clear and shall pass to Seller upon de-installation.

2.0    SOFTWARE RELEASE LICENSE FEE

2.1 During the Extended Term, Buyer shall pay Seller the following fees for each Switch in service as of the Extended Effective Date or purchased thereafter by Buyer under this Agreement (including the Extended Term Initial Purchase):

       (a) based on the audit described in Subsection 2.1.2 below, or the determination of the number of subscribers at Turnover as described in Subsection 2.1.3 below, as applicable, a Software license fee per Switch each calendar year during the Extended Term equal to the product of $6.00 times the number of subscribers on such applicable Switch at the time of such audit or Turnover, as applicable ("Software License Fee"); and,

       (b) a Software application fee of $25,000 ("Software Application Fee") per Switch per calendar year,

       (cumulatively, the "Annual Software Fee"); provided, subject to Subsection 2.1.1 below, in no event shall such Annual Software Fee be less than $50,000 or greater than $250,000 for each applicable Switch during the Extended Term.

       Subject to Subsection 2.1.3 below, Seller shall invoice Buyer for the applicable Annual Software Fee upon completion of the audit described in Subsection 2.1.2 below and Buyer shall pay 100% of the applicable invoice within thirty (30) days of the date of such invoice.

2.1.1 For the Switch in Buyer's Maryland 2 market only, no such $50,000 minimum Annual Software Fee shall apply in the event such audit indicates that no subscriber database is datafilled on such Switch; provided, Buyer shall pay the Software Application Fee for such Switch.

2.1.2 Except for the instances described in Subsection 2.1.3 hereinbelow, commencing in 1998, at the beginning of each calendar year during the Term, but not later than January 31st of each such calendar year, Seller shall audit each applicable Switch under this Agreement (i.e., Buyer's Switches in its Cheyenne, Kansas, Maryland 2 and Maryland 3 markets) and any new Switch purchased by Buyer under this Agreement for any other market(s) ("New Market Switch") to determine the number of subscribers per Switch for purposes of calculating the applicable Annual Software Fee for the calendar year during which the audit is conducted. Buyer hereby gives Seller the right at its discretion to conduct such audit remotely or visually on-site.

2.1.3 In the event Turnover of a New Market Switch occurs after January 31st of any calendar year during the Term (including 1997), upon Turnover of such New Market Switch, Seller may invoice Buyer for the $25,000 Software Application Fee and the applicable initial Software License Fee based on the number of subscribers on such New Market Switch as of the date of Turnover of such Switch, such initial Software License Fee being prorated for the remainder of the calendar year in which such New Market Switch is installed. Buyer shall pay 100% of the applicable invoice within thirty (30) days of the date of such invoice.

2.2    For the Annual Software Fee Buyer shall be provided with one (1)
       DMS-MTX standard, commercially available Software release per Switch, as offered by Seller to its customers for 800 MHz AMPS/TDMA Equipment application during the applicable calendar year. Buyer may license additional Software releases offered by Seller to its customers for each such Switch in a given Extended Term calendar year in addition to the Software release included in such Annual Software Fee by paying Seller the $25,000 Software Application Fee. All Software releases licensed by Buyer hereunder shall include all Software, whether base or optional features, contained in the standard, commercially available DMS-MTX Software ("DMS-MTX Core Software"). Such DMS-MTX Core Software shall not include the following:

       (a) all CDMA-specific Software features, including, but not limited to, IS-634 open interface and all other CDMA-specific interfaces; and,

       (b) Software operating on an Adjunct Platform.

       In all cases the applicable Software License Fee and/or Software application Fee is exclusive of any hardware/firmware required to operate the Software, but includes TAS services as described in this Agreement.

3.0    DISCOUNTS

3.1 All discounts are included in the Prices set forth in Section 1.0 for the Extended Term Initial Purchase and such Prices are not subject to any additional discounts.

3.2 Extended Term Additional Equipment shall be discounted as follows; provided, no discounts shall apply to (i) Hardware or Software operating on an Adjunct Platform, (ii) Services, or (iii) OEM
       Equipment:


               Description                      Discount
               -----------                      --------

               Switch Hardware                     40%
               Cell Site Hardware                  45%
               RF Hardware                         50%

                                   SCHEDULE B
                              TO AMENDMENT NO. 2 OF
                            SUPPLY AGREEMENT BETWEEN
                        DOBSON COMMUNICATIONS CORPORATION
                           AND NORTHERN TELECOM INC.

                                    ANNEX 8A
                                 EXTENDED TERM
                           RF ENGINEERING PERFORMANCE
                             AND DESIGN EVALUATION

The purpose of this Statement of Work is (a) to describe the scope of work for Seller's RF engineering and network planning of cellular services to evaluate the performance of a network of cell sites configured for AMPS applications for the purpose of determining the requirements for deploying digital TDMA services ("RF Frequency Planning") and (b) to establish the process for applying such evaluation to Seller's design of a digital TDMA System in order to meet the coverage and capacity requirements of Buyer's Maryland RSA 2 market ("RF Design Evaluation"). There are currently 22 tri-sectored cells operating in the AMPS mode in Maryland RSA 2 ("MD2 Cells"). Seller shall evaluate the MD2 Cells to provide hand held, in-car portable coverage throughout the RF coverage area. This process involves the following steps:

- Evaluation of the existing AMPS cell sites and switching network and establishing a baseline of current performance.

- Making recommendations for improvement to the existing network for 600mw in-car portable coverage.

- Determining the general equipment requirements to enhance the coverage of the network and the necessary switch and interconnect capacity.

A cost estimate for System optimization will be provided on a per cell and/or per channel basis after the RF Frequency Planning and Design Evaluation scope of work is completed and approved by Buyer.

1.0  NETWORK PLANNING SYSTEM EVALUATION

     The purpose of this section is to describe the scope of work for Seller to provide a System plan for one DMS-MTX switch and to provide System verification to validate such plan and its implementation. Seller may provide recommended design changes based upon its planning process. Should specific details of Seller's planning process not be implemented by Customer, Seller shall be released from responsibility for that portion of the plan not implemented.

1.1  CAPACITY PLANNING

     Seller shall provide a detailed capacity projection analysis at the cell sites, controller and MTX levels, based on typical models addressed within BTA/RSA areas served by the customer. The scope includes Buyer providing input for the applicable customer input questionnaire (see Attachment 1), capacity planning and/or forecasting report.

1.2  CAPACITY MONITORING

     Seller shall provide a detailed capacity performance analysis of in-service Buyer equipment (cell sites, controller and MTX). The monitoring service includes collecting switch operational measurements, and delivering a capacity analysis report to Buyer.

     Seller shall estimate call handling capacity of switch and radio equipment to identify when equipment resources will be exhausted before system outages occur, allowing the operating company to be pro-active in determining where to apply engineering resources for the purposes of avoiding potential system failures and/or outages.

1.3  SELLER DELIVERABLES

     Seller shall provide the following deliverables:

     1. The high level Capacity Forecast/Projection Plan which provides capacity requirements for the specific BTA/RSAs. The plan provides preliminary estimates of busy hour call attempts demand versus processor occupancy requirements at the System and subsystem levels.

     2. A capacity planning Customer Information Questionnaire ("CIQ"), which captures the customer inputs regarding Hardware and Software Releases, features and/or services roll out, traffic call mix, subscriber growth plan and traffic projections.

     3. The detailed Capacity Plan, which is based on the CIQ, describes the network and nodal capacity requirements for the specific Software and Hardware included in the Equipment quoted. A statement of modeling assumptions and the operating company's inputs from Buyer shall be used by Seller as the basis for the capacity requirements.

     4. The Capacity Monitoring Report, which provides in-depth analysis of the busy hour call attempts handled by the in-service equipment and the call processing occupancy of the processor in question. The report is based on the operational measurements obtained from Buyer's MD2 System, including but not limited to MTX, ICP, and ICRMs. The report will include recommendations for growth plan or opportunities for cell re-homing based on actual measurements of the processing load.

2.0  RF ENGINEERING EVALUATION

     A readiness evaluation phase is developed to determine if the RF portion of the MD2 Cells is performing to the standards necessary for successful commercial deployment of digital services, and if not, to provide recommendations to Buyer on how best to proceed. This phase also includes the detailed coverage and capacity design evaluation
     (excluding frequency planning) of macro cells necessary to provide the grade of service specified by Buyer.

2.1  DATA COLLECTION

     To begin the data collection process, RF engineering will contact Buyer to obtain the current status, frequency plan and configuration of the system or cluster of cells to be optimized, and to advise of the general requirements for a deployment of digital TDMA operation. In addition, the service requirements and operating parameters will be mutually agreed upon in writing by Buyer and Seller, including the grade of service, mobile versus in-car portable coverage, and RF coverage area. A CIQ will be presented to Buyer for completion. When completed by Buyer, this questionnaire will contain data describing the current network and identifying necessary operating parameters such as grade of service.

2.2.  PERFORMANCE AUDIT AND BENCH MARKING

2.2.1 OPERATIONAL MEASUREMENTS

     Seller will establish the general condition of the system in terms of performance benchmarks that can be used to evaluate historical and ongoing performance improvement or changes. The system performance baseline will be established by Seller evaluating the Buyer provided switch performance related to operational measurements ("OM") maintained on the switch. Customer is required to provide remote access to the Switch database to permit table set-up and data collection.

     OM will be set-up and monitored by a member of the Seller deployment team at least one week prior to the arrival of the RF Engineering evaluation team to evaluate the existing system performance metrics and establish a baseline prior to performance of applicable optimization Services; provided Buyer purchases such Seller optimization Services. The OM will be monitored during the deployment process and for at least one week after such team leaves the market. This is to ensure that any performance enhancements can be verified, and further serves to establish the new System performance baseline.

2.2.2  RF PROPAGATION PREDICTION/INTERFERENCE ANALYSIS

     Seller will perform a general RF Propagation Prediction/Interference Analysis of the existing network. This task involves entering all System specific information, such as coordinates, tower heights, power levels, frequency plan, etc. into the PlaNET-Registered Trademark-automated tool.

     The information derived from the RF Propagation/Prediction Analysis will include coverage analysis for each applicable cell, adjacent and co-channel carrier to interference (C/I) evaluation, and terrain considerations. Upon request by the Buyer, such information will be made available to the Buyer as Confidential Information. Such report will contain the following elements:

     -  Buyer requirements

     -  Buyer input data summary

     -  Other input data summary

     -  System coverage plots

     -  Composite coverage plots

     -  Cell coverage and C/I plots

     -  Current Frequency plan

2.2.3 CELL SITE AUDITS

     For each cell site in the System to be evaluated, Seller will conduct a cell site audit. Site audits consist of verifying the installation and operation of the Seller radio Equipment. It is essential that the Equipment is installed, configured, tested, and datafilled in the correct manner. The audit ensures that the Equipment is working properly and is not adversely affecting any existing equipment or service.

     Site audits will be performed prior to any extensive performance related adjustments being made. A Site Audit Report will be provided to the Buyer within 30 days after completion of the audit.

2.2.4 SYSTEM DRIVE TEST DATA COLLECTION AND ANALYSIS

Seller RF Engineering group will perform a drive test of the MD2 Cells. The drive routes will include all areas mutually agreed upon by Buyer and Seller RF engineering as the primary RF coverage areas for the MD2 Cells. The data monitored and gathered will include hand-off points, signal strength, C/I levels and path balance characteristics of the System for both the forward and reverse paths. This data will then be post-processed, plotted and analyzed to determine specific performance anomalies. Further drive testing may be performed at Seller's discretion, as determined by Seller's RF engineering team.

As the evaluation effort progresses through ongoing performance analysis and drive testing, appropriate parameter changes that can be readily implemented are identified and specifically recommended to Buyer to improve system call processing performance.

2.3  EVALUATION REPORT

Following complete evaluation of the System, a report will be submitted to the Buyer outlining performance and recommendations for further actions. Recommendations may include (but not limited to) the addition of cell sites for coverage, capacity, or performance improvements, changes in the operating parameters of the network.

3.0  SERVICE SUPPLY REQUIREMENTS

3.1  BUYER TO SUPPLY:

     The Buyer will supply the following items in a timely manner:

     -    Non-billable phone numbers for test mobiles (3 minimum).

     - Physical access to the switch databases and cell sites with Buyer's technical staff available for interactive equipment audit and alignment activities, as well as discussion during this service and full authority to make database edits as required to successfully perform the tasks necessary to optimize the System, provided, Buyer purchases Seller's optimization services.

     -    Remote switch interface.

     - Access to all System specific information (e.g. coordinates, tower heights, frequency plan, ERP and azimuths).

     - Tower climber, surveyor* or other contractor* for investigation and correction of any physical problems identified during optimization; provided, Buyer Purchases Seller's Optimization Services.

     * TO BE PROVIDED AFTER IDENTIFICATION OF REQUIRED SCOPE OF WORK.

3.2  SELL TO SUPPLY:

     Seller will supply drive test data collection and plot, and dropped call and hand-off performance analysis, including required inputs and System performance bench marking statistics.

     - Tabulation of System parameters with specific recommendations for change such as table and setting parameter change recommendations to be provided interactively.

     - System configuration change recommendations, where appropriate, including antenna height, cell location changes, capacity increases, and sectorization.

     - Results and recommendations from site audits and system inspection including any observed anomalies such as undesirable hardware configuration or settings.

                                 ATTACHMENT 1
                      CUSTOMER INFORMATION QUESTIONNAIRE
                          INITIAL DATA REQUIREMENTS
                                 FOR NETWORK
                          (FOR EACH EXISTING SWITCH)

Networking requirements:

     -    List of networking partners
          (Automatic Roaming & Call Delivery? Inter system Hand-off?)

     -    Connection to NACN, ITN, other Backbone Roaming Network?

     -    Connection to GTE FMR, FMR+, Pre-Call Validation Service?

     -    Connection to GTE, EDS or other Clearing House?

     -    IS-41 Rev. A, B or C?

     -    IS-41 via X.25 or SS7?

     - Connection to other network entities not being proposed by Seller (e.g. External HLR, Short Message Service Center, Authentication Center, etc.)

     -    Major source of roaming traffic?

Tandeming requirements:

     (SS7 INODE capability, IS-41+ tandeming)

PSTN interconnection requirements:

     (ANSI ISUP, IS-41 Rev. A/B/C, Analog/Digital Trucks, Points of Presence, Central Office connections)

                                     B1-1

Regulatory requirements on number/location of switches:

  (One per LATA/MSA/RSA/State/Region)


Restrictions/Regulations on the type of services:

  (Mobility, Restricted Coverage Areas, Equal Access, intra/inter system toll traffic, dialing restrictions, E911 connectivity)


Minimum Service requirements:

  (Grade of Service, Availability, Number Portability, seamless networking)


Wireless Data requirements:

  (Circuit switched data, CDPD)


Projected Call Mix:

  (L-M, M-L, M-M, L-L)


How MINs are provisioned

Required Number Plan

Billing requirements:

  (Real-time billing, connection to downstream processor, etc.)


OEM requirements:

  -  Connection to Voice Mail System?

  -  Interconnection requirements (DS-1, DS-0, SS7? ANI spill?)



                                     B1-2

                                 ATTACHMENT 2

                      CUSTOMER INFORMATION QUESTIONNAIRE

                     FOR RF ENGINEERING DATA REQUIREMENTS

                           (FOR EACH EXISTING SITE)



Frequency of each channel (voice, control)

Busy hour traffic for each sector

Grade of service required

Mobile vs. portable coverage requirements

Street/car/in-building coverage requirements

Coverage boundaries criteria (indicate on map)

Lat., long (deg., min., sec.)

Elevation (Ft, Mtr, AMSL)

Source of information on site location

Number of analog voice channels/sector

Number of digital voice channels/sector

Maximum transmitter power (Watts, dBw) per sector

Tower Height (Ft, Mtr, AMSL)

Highest Point  (Ft, Mtr, AMSL)

Height to Antenna C.L.  (Ft, Mtr, AMSL) per sector

Horizontal Antenna Spacing  (Ft, Mtr) per sector

Antenna name and model number per sector

Antenna Gain (dB) per sector

Cable length to RF equipment (Ft, Mtr) per sector




                                      B2-1

                                  SCHEDULE C
                           TO AMENDMENT NO. 2 OF
                         SUPPLY AGREEMENT BETWEEN
                    DOBSON COMMUNICATIONS CORPORATION
                        AND NORTHERN TELECOM INC.

                                  ANNEX 9

                             ADJUNCT PLATFORMS

This Annex and the attached exhibits define the special terms and conditions applicable to the sale and purchase of Adjunct Platforms. Except as set forth herein, the terms of the Agreement shall continue to apply. In the event of a conflict between the provisions of this Annex and the provisions of the body of the Agreement, the provisions of this Annex shall take precedence over the provisions of the body of the Agreement.

1.0    PRICE

1.1 Subject to Sections 2.2(b) and 4.0 of Annex 1A, if applicable, the Price for an Adjunct Platform shall consist of (i) unit list prices for applicable third-party hardware, and (ii) the license fees to use the associated Value-added Software as set forth in the form of Exhibit A hereto, "Adjunct Platform Prices." Any discounts set forth in the Agreement do not apply to Adjunct Platform Prices.

1.2 Unless otherwise specified, the above noted Prices are exclusive of Seller's charges for any Services associated therewith.

1.3 The Prices are also exclusive of any taxes, which shall be the responsibility of Buyer pursuant to Section 5.5 of the Agreement.

1.4    Prices for future orders will be quoted upon Buyer request.

2.0    PAYMENT

2.1 Notwithstanding anything to the contrary contained in Section 5 of the Agreement, Buyer shall pay Seller the appropriate Price in accordance with the following schedule:

2.1.1 90% of the Purchase Order Price shall be invoiced by Seller upon shipment of the Adjunct Platform to the Installation Site. Such payment shall be paid to the Seller within thirty (30) days following the date of Seller's invoice therefor.

2.1.2 10% of the Purchase Order Price shall be invoiced by Seller after Acceptance of the Adjunct Platform as defined in Section 6 of this Annex 9. Such payment shall be paid to Seller within thirty (30) days following the date of Seller's invoice therefor.

2.1.3 For Value-added Software components licensed separately (not part of an Adjunct Platform), or other individual hardware units supplied by Seller for use with the Adjunct Hardware, 100% of the Purchase Order Price shall be invoiced by Seller upon delivery to Buyer. Such payment shall be paid to Seller within thirty (30) days following the date of Seller's invoice therefor.

3.0    WARRANTY

3.1    VALUE-ADDED SOFTWARE WARRANTY

       Notwithstanding anything to the contrary contained in Section 7.2 of the Agreement, Seller warrants that, provided the Value-added Software is not altered by Buyer, and provided such Value-added Software is used in conjunction with the applicable third-party hardware and Equipment and such third-party hardware, Equipment and Value-added Software have been maintained in accordance with the applicable third-party hardware vendor's and Seller's recommended maintenance procedures, respectively, the Value-added Software shall function during the Warranty Period materially in accordance with Seller's specifications.

3.2    THIRD-PARTY HARDWARE

       Third-party hardware, when furnished pursuant to this Annex, shall be warranted by the applicable third-party hardware vendor in accordance with such applicable vendor's standard warranty, which warranty shall be passed through directly to Buyer. When requested by Buyer, Seller shall furnish first echelon warranty support during Seller's regular business hours, provided, however, that Buyer shall deal directly with such applicable vendors for repair and return of defective material. The Price includes warranty services from applicable vendor(s) for the first year following shipment of the Adjunct Platform. Thereafter, Seller recommends that Buyer also purchase an extended service plan from the applicable third-party hardware vendor(s).

4.0    VALUE-ADDED SOFTWARE LICENSE

4.1 Buyer is hereby granted a non-exclusive license to use the Value-added Software in accordance with Section 10 and Annex 6 of the Agreement and the applicable NTPs. Notwithstanding anything to the contrary contained in Annex 6, Buyer may use such Value-added Software in conjunction with multiple processing units comprising the Adjunct Hardware.

4.2 From time to time, Seller may offer a corporate network right-to-use fee, which right-to-use fee shall be limited to use by a specified number of voice channels on Buyer's System(s) for that price, or such other measurable unit as may be applicable for a particular feature.

5.0    VALUE-ADDED SOFTWARE UPGRADES

5.1 Seller shall offer an annual service plan for Value-added Software maintenance, which service plan shall include Seller Technical Assistance Service (TAS) and such Value-added Software upgrade(s) as Seller may make available during the year.

5.2 Buyer shall keep the Value-added Software current, i.e., no more than two (2) numbered releases behind Seller's then-current release. Any new Value-added Software release may require the purchase of additional Hardware by Buyer.

5.3 If Buyer has elected to remain on an outdated release and wishes to upgrade such Value-added Software to Seller's then-current release, the price therefor shall be the lesser of (i) the Value-added Software maintenance License Fee for each year an upgrade was not implemented pursuant to Section 5.1 hereinabove; or (ii) the price differential between the then-current release and Buyer's release then-residing on Buyer's Adjunct Platform.

6.0    SCHEDULE FOR INSTALLATION, TESTING AND ACCEPTANCE

6.1 Seller's standard acceptance test procedures "Acceptance Test Procedures" [ATP's] shall be used for the testing and acceptance of the applicable Adjunct Platforms in the form of Exhibit B, "Acceptance Test Plan." (See Exhibit B for the MDS Acceptance Test Procedures.) Prerequisite site preparation is the responsibility of Buyer as also addressed in Exhibit B.

6.2 Seller shall install the third-party hardware in accordance with a schedule to be mutually agreed by the parties, a sample of which is attached hereto as Exhibit C, "MDS Sample Project Schedule." Seller shall provide Buyer three (3) days prior notification that such Adjunct Platform is ready for testing, and following such notification, Buyer agrees to have a representative present to witness and acknowledge completion of such testing. Seller shall test the Adjunct Platform in accordance with the applicable ATP's to determine the Adjunct Platform conformity with such applicable standards and specifications as set forth in the ATP's.

6.3 At the end of testing, Buyer shall either accept the Adjunct Platform in writing as herein provided or notify Seller in writing specifying in reasonable detail those particulars in which the Adjunct Platform does not meet the applicable ATPs. With respect to any such particulars, Seller shall promptly proceed to take corrective action, and following correction, Buyer shall accept the Adjunct Platform in writing. Successful completion of the aforementioned ATP's shall be deemed to constitute "Acceptance" of the applicable Adjunct Platform.

                                  EXHIBIT A

                          ADJUNCT PLATFORM PRICING

                         (TO BE QUOTED UPON REQUEST)


                  Adjunct Platforms                              Price
                  -----------------                              -----

1.0  MTX Data Server ("MDS")

1.1  Hardware Components                                    $_____________

1.2  MDS Software License Fees                              ($ per Voice Channel
                                                            License Fee)

     1.2.1  Base Software                                   $_____________

     1.2.2  Modular Software

            1.2.2.1  Accounting Mediation Services          $_____________

            1.2.2.2  Accounting Service Collection          $_____________

            1.2.2.3  CDPD Billing Service                   $_____________

     1.2.3  Total Software License Fee                      $_____________

1.3  Total MDS Price                                        $_____________

2.0  ADEPT

2.1  Hardware Components                                    (Not offered for
                                                            purchase hereunder)

2.2  ADEPT Software                                         ($ per Voice Channel
                                                            License Fee)

2.3  Total ADEPT Price                                      $_____________

3.0  Integration/Installation                               $_____________

4.0  First-Year Warranty Services                           $_____________

5.0  Total Price                                            $_____________

                                    EXHIBIT B

                            MDS ACCEPTANCE TEST PLAN

                                     (SAMPLE)


The following test plan is intended to verify standard functionality for the MDS product with release 2.0 Software. As new releases are introduced this plan will be updated.

The plan assumes that all site preparation activities have been completed, that the DMS-MTX switch(es) are configured to support the necessary links to the MDS, and that the client applications ("Clients") connected to LAN are available for the MDS access. The MDS installation must be complete before Acceptance activities can begin (i.e. HP has installed and powered up server). Buyer and Seller will initial below as tests are completed.

1.     ACCOUNTING MEDIATION SERVICE (AMS) TEST PLAN

1.1    AREAS OF TEST (AMS)

1.0.1 Verify product delivery for accuracy and completeness before beginning Acceptance testing

1.0.2  BASE PERFORMANCE

       Verify switch site datafill.
       UNIX site configuration.
       Threshold Parameters.

1.0.3  LINKS

       Conform NT1X89BA/BB configuration.
       Verify physical link connectivity.
       Verify interoffice facilities (from MTX to MDS).

1.0.4  RELIABLE DATA TRANSFER

       Single/Dual link.
       Abnormal Termination Recovery.
       Verify that AMS to ACS transfer is enabled.
       Clients (unfiltered/filtered).

1.0.5  GUI PERFORMANCE

       Menu operation.

                                              ---------------   --------------
                                              Buyer             Seller

1.2    TEST CASES (AMS) (REFER TO NTPs 411-2141-520, 411-2141-523)

       1. Confirm all relevant Switch datafill.
          Verify physical connectivity from MTS to MDS.
          NT1X89BA/BB: Verify cable is connected to correct port on MPC card. Verify MPC is in shelf slot corresponding to datafill configuration. WAN Connection: Confirm that WAN facilities are in place and active (Cables connected to proper WAN ports, modems turned on, etc.).
          Test Facilities: Set local/remote loopbacks and send test data.

       2. Verify all GUI functionality.  Examples are shown below.

          A. Verify the following MDS GUI Configuration commands:

             Configure, Edit, and Delete a Switch.
             Configure, Edit, and Delete a Client.
             Configure Switches and clients per specifications.
             Verify Client filtering commands.
             Verify reformatting commands.
             Verify Topology Area is accurate.

          B. Verify the following MDS GUI Performance Manager commands:

             CPU Occupancy Tool.
             Buffer Occupancy Tool.

          C. Verify the following MDS GUI Fault Manager commands:

             System Status.
             Configuration of System Status Thresholds and Alarms.

          D. Verify the following MDS GUI System Security commands:

             Domain Maintenance.
             User Maintenance.
             Users can log in and access only configured domains.

       3. Ensure MTX ability to transfer CDRs via two V.35 links, utilizing the AFT/MNP protocol. Note that if CDRs are being transferred to AMS,

            AFT/MNP must be used for CDR transfer. If TMS (see CBS Section below) transfer is needed AFT/MTP can be used, but AFT/MNP can be used for TMSs only if CDR transfer is not required.

       4.   Verify error recovery functions.
            AFT/MNP: Disable one of dual X.25 links and verify that CDRs continue to flow to MDS. Recover link and verify that next file begins using both links.
            Links: Disable both X.25 links. Recover links and verify that data transfer resumes at the point where it was disrupted.
            Hardware: Disable MDS circuit packs (e.g. Pull ACC card). Restore hardware and verify that transfer automatically restarts and no CDR data is lost.

       5.   Verify that all available clients can receive data.
            NOTE: Nortel cannot be responsible for Client availability unless the Client is supplied by Nortel. Once Acceptance activities have begun, they must be completed in a timely fashion, and Acceptance cannot be refused solely because non-Nortel clients are unavailable for verification.

       6. Verify that the Client interface can recover in the event of a failure.
            NOTE: Nortel cannot be responsible for the recovery of a Client application unless it is supplied by Nortel. The intent of this test is to verify that the MDS interface (e.g. LAN connection) will recover.

       7.   Verify transfer audit functions.

       8.   Verify the following MDS GUI Operations commands:

            Start Processes.
            Terminate Processes.
            View Logs.
            Client Transfer Control.
            Queue Purge Functions.
            MTX to MDS Queue Transfer Status.

       9. If 9-track tape option is present, verify the following MDS GUI Operations commands:

            Tape In/Tape Out and Export/Import Optionally.

       10. If the 9-track tape option is present, verify the following MDS GUI tapeopr login commands:

            Tape In/Tape Out operations once configured by Security Manager. No other screens are available to tapeopr.

       11. If 9-tract tape is not available, verify that AMA files can be archived to Digital Audio Tape (DAT). Verify that the AMA files can be restored from DAT to the AMS file buffer for re-processing.

                                       ----------         ----------
                                       Buyer              Seller

2.0    ACCOUNTING COLLECTION SERVICES (ACS) TEST PLAN (REFER TO NTP
       411-2141-525)

2.1    AREAS OF TEST (ACS)

2.1.1  ACS CLIENT

       Windows '95/3.1/Xterm.

2.1.2  CDR SEARCH

2.1.3  BASE PERFORMANCE

       User Domain Management of Client Station.
       Sybase Drivers.
       Threshold Parameters.

2.1.4  GUI PERFORMANCE

       Menu operation.

2.2    TEST CASES (ACS)

       1.   Verify DCDMON process is running.

       2.   Verify the following MDS GUI Configuration commands:

            Configure and edit Client application preferences.

       3.   Verify the following MDS GUI Performance Manager commands:

            CPY Occupancy Tool.
            Query Database Occupancy.

       4.   Verify the following MDS GUI Fault Manager commands:

            System Status.
            Configuration of System Status Thresholds and Alarms.

       5.   Verify search application configuration:

            SQLEDIT.
            SYBPING.

       6.   Verify CDR search application:

            Customer Service search.
            Adhoc Reports.
            CDR Browsing.

                                       ----------         ----------
                                       Buyer              Seller

3.     CDPD BILLING SERVICE (CBS) TEST PLAN 3.1

3.1    AREAS OF TEST (CBS) (REFER TO NTP 411-2141-524)

       CBS can be a standalone application or it can be included with AMS and/or other applications. If CBS is included with AMS, many of the tests below will have been performed in conjunction with AMS testing.

3.1.1  BASE PERFORMANCE

       Switch site datafill.
       UNIX site configuration.
       Threshold Parameters.

3.1.2  LINKS

       Confirm NT1X89BA configuration.
       Verify physical link connectivity.
       Verify interoffice facilities (from MTX to MDS).

3.1.3  RELIABLE DATA TRANSFER

       Single/Dual link.
       Abnormal Termination.
       Client.

3.1.4  GUI PERFORMANCE

       Menu operation.

3.2    TEST CASES (CBS)

       1.   Verify physical connectivity from MTX to MDS:

            NT1X89BA/BB: Verify cable is connected to correct port on MPC card. Verify MPS is in shelf slot corresponding to datafill configuration.
            Confirm all relevant Switch datafill.
            WAN Connection: Confirm that WAN facilities are in place and active (Cables connected to proper WAN ports, modems turned on, etc.).
            Test Facilities: Set remote loopbacks and send test data.

 2.  Verity the following MDS GUI Configuration commands:

     Configure, Edit and Delete a Switch.
     Configure, Edit and Delete a Client.
     Configure Switches and Clients per specifications.
     Verify Topology Area is accurate.

 3.  Verify the follwing MDS GUI Performance Manager commands:

     CPU Occupancy Tool.
     Buffer Occupancy Tool.

 4.  Verify the follwing MDS GUI Fault Manager commands:

     System Status.
     Configuration of System Status Thresholds and Alarms.

 5.  Verify the following MDS GUI System Security commands:

     Domain Maintenance.
     User Maintenance.

     Users can log in and access only configured domains.
 6. Ensure MTX ability to transfer Traffic Matrix Segment (TMS) blocks via a single X.25 link, utilizing the AFT/MTP process. Note that if CDRs are being transferred to AMS, AFT/MNP must be used for CDR transfer. If TMS block transfer is needed AFT/MTP can be used, but AFT/MNP can be used for TMSs only if CDR transfer is not required. AFT/MTP can support only a single link per switch for TMS transfer.

 7.  Verify error recovery functions:

     AFT/MNP: Disable X.25 link. Recover link and verify that TMS transfer resumes to MDS.

     Hardware: Disable MDS circuit packs (e.g. Pull ACC card). Restore hardware and verify that transfer automatically restarts and no TMS data is lost.

 8.  Verify that the CBS Client can receive data.

 9.  Verify that Client interface can recover in the event of a failure.
     NOTE: Nortel cannot be responsible for the recovery of a Client application unless it is supplied by Nortel. The intent of this test is to verify that the MDS interface (e.g. LAN connection) will recover.

10. Verify that TMS Tape Archive (TAR) files can be stored to Digital Audio Tape (DAT) for backup purposes, or for shipment to a billing center. Verify that the TAR file can be restored to the CBS buffer for re-processing.

11.  Verify the following MDS GUI Operations commands:

     Start Processes.
     Terminate Processes.
     View Logs.
     Delete processed files from backup directory.
     MTX to MDS Queue Transfer Status.

12. If 9-track tape option is present, verify the following MDS GUI Operations commands: TapeIn and Import Optionally.

13. If the 9-track tape option is present, verify the following MDS GUI tapeopr login commands:

     TapeIn operations once configured by Security Manager.
     No other screens are available to tapeopr.


                                          -----------------    --------------
                                          Buyer                Seller

Accepted:

---------------------------------    --------------
             Buyer                         Date

                                    EXHIBIT C

                          MDS SAMPLE PROJECT SCHEDULE


                                                             Responsible
Week                 Milestone Event                            Party
----                 ---------------                         -----------

  1       P.O accepted by Seller                                Both

  2       Review the CI Document input with Buyer               Seller

  3       Review Site Prep Requirements with Buyer              Seller

  4       Engineer and Order Equipment                          Seller

  5       Ship Documentation to Buyer                           Seller

  5       Establish Equipment Receipt and Buyer                 Both
          Installation dates

 10       Verify Site Prep has been completed (UPS, LAN,        Both
          Power, Modem Line, Data Ckts to other sites,
          Client access [fraud, billing, etc.])

 12       Installation Start                                    Seller

 13       Adjunct Platform Acceptance complete                  Both